(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME
FUND
SEMIANNUAL REPORT
AUGUST 31, 1993
CONTENTS

PERFORMANCE            3     HOW THE FUND HAS DONE OVER TIME.

FUND TALK              5     THE MANAGER'S REVIEW OF FUND PERFORMANCE,
                             STRATEGY AND OUTLOOK.

INVESTMENTS            6     A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH
                             THEIR MARKET VALUES.

FINANCIAL STATEMENTS   8     STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS,
                             AND CHANGES IN NET ASSETS, AS WELL AS FINANCIAL
                             HIGHLIGHTS.

NOTES                  10    NOTES TO THE FINANCIAL STATEMENTS.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997              PAST 6   PAST 1    LIFE OF
                                        MONTH    YEAR      FUND
                                        S

Fidelity Real Estate High Income        12.35%   29.57%    60.48%

Merrill Lynch High Yield Master Index   5.06%    13.26%    38.58%

High Current Yield Funds Average        5.47%    13.13%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 175 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                    PAST 1    LIFE OF
                                              YEAR      FUND

Fidelity Real Estate High Income              29.57%    21.74%

Merrill Lynch High Yield Master Index         13.26%    14.53%

High Current Yield Funds Average              13.13%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$100,000 OVER LIFE OF FUND
 1995/01/05     100000.00                   100000.00
  1995/01/31     100918.56                   101216.68
  1995/02/28     104093.12                   104374.76
  1995/03/31     105430.21                   105827.31
  1995/04/30     107058.44                   108305.10
  1995/05/31     111364.63                   111688.80
  1995/06/30     112854.47                   112541.88
  1995/07/31     113387.98                   113828.48
  1995/08/31     115807.97                   114519.33
  1995/09/30     117769.89                   115829.55
  1995/10/31     118684.60                   116650.61
  1995/11/30     120329.56                   117789.28
  1995/12/31     121432.24                   119680.03
  1996/01/31     122861.39                   121570.15
  1996/02/29     122234.55                   121753.20
  1996/03/31     122094.38                   121422.53
  1996/04/30     123181.86                   121477.54
  1996/05/31     123858.23                   122353.61
  1996/06/30     126275.58                   123088.59
  1996/07/31     127320.62                   123924.26
  1996/08/31     127913.11                   125204.02
  1996/09/30     132066.15                   127890.35
  1996/10/31     138261.78                   129291.93
  1996/11/30     142842.15                   131905.85
  1996/12/31     143581.99                   132920.83
  1997/01/31     147776.98                   133942.35
  1997/02/28     151913.15                   135821.28
  1997/03/31     152800.96                   134312.79
  1997/04/30     158792.49                   135841.48
  1997/05/30     160484.33                   138579.08
Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by May 31, 1997, the value of the investment would have grown to $160,484 - a 60.48% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $138,579 - a 38.58% increase.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share
price, return and yield of a fund that invests in
bonds will vary. That means if you sell your
shares during a market downturn, you might
lose money. But if you can ride out the
market's ups and downs, you may have a
gain.
(checkmark)
TOTAL RETURN COMPONENTS
      SIX MONTHS   YEAR ENDED     JANUARY 5, 1995
      ENDED        NOVEMBER 30,   (COMMENCEMENT
      MAY 31,      1996           OF OPERATIONS) TO
      1997                        NOVEMBER 30,
                                  1995

Dividend return        8.81%    9.59%    9.93%

Capital appreciation    3.54%    9.12%   10.40%
 return

Total return           12.35%   18.71%   20.33%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.
DIVIDENDS
PERIODS ENDED MAY 31, 1997   PAST 1         PAST 6         PAST 1
                             MONTH          MONTHS         YEAR

Dividends per share          10.32(cents)   94.14(cents)   142.70(cents)

Annualized dividend rate     10.54%         16.65%         12.73%

30-day annualized yield      12.39%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.53 over the past one month, $11.34 over the past six months and $11.21 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
REAL ESTATE HIGH INCOME
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund
Q. HOW DID THE FUND PERFORM, MARK?
A. Very well. For the six- and 12-month periods ending May 31, 1997, the fund returned 12.35% and 29.57%, respectively. Its benchmark, the Merrill Lynch High Yield Master Index, returned 5.06% for the six-month and 13.26% for the 12-month periods. The Merrill Lynch High Yield Master Index is a market-capitalization weighted index that includes all domestic and Yankee high-yield bonds. Issues included in the Index have maturities of at least one year and have a credit rating of less than BBB-/ Baa3, but are not in default. The high current yield funds average, according to Lipper Analytical Services, returned 5.47% for the six-month and 13.13% for the 12-month periods.
Q. WHAT ACCOUNTED FOR THE FUND'S GOOD PERFORMANCE DURING THE PAST SIX
MONTHS?
A. The real estate market was still recovering from the recession of the early 1990s, and there was not a great deal of speculative building activity, so the amount of new supply was limited. Coupled with growing demand, the result was a favorable environment for real estate as property values continued to rise. The fund's larger positions continued to experience generally strong credit quality as the market recognized their value. Also, the fixed-income market's participation in real estate continued to broaden, with the fund benefiting from both credit spread tightening within the sector and from the performance of its underlying investments.
Q. YOU'VE MADE FEW CHANGES IN THE FUND'S TOP HOLDINGS . . .
A. Nearly all of the fund's holdings performed well during the period, and I've maintained my positions in them. In particular, RTC bonds, issued by the former Resolution Trust Corp., made a strong showing. However, I've sold most of the bonds in the fund's portfolio issued by this U.S. government agency created to merge or close insolvent savings and loan institutions. They were a great ride and delivered superior returns. Now, going forward, I don't believe the opportunity for such strong returns will be there, so I've reduced the weighting in that category of bonds.
Q. HOW MUCH TRADING IS NORMAL FOR THIS FUND, GIVEN YOUR INVESTMENT STYLE?
A. On the whole, my investment style doesn't involve a lot of trading. I do a great deal of work before making an investment and, once I do, I don't expect the creditworthiness of a security to reveal itself to the market for one to three years. It only becomes time to sell when the market fully appreciates the fact that these are better securities than they were once deemed to be.
Q. HOW DO YOU SELECT BONDS FOR THE PORTFOLIO?
A. I usually look for advantageous credit situations, where the market doesn't appreciate an issue's current or potential credit status. By following a step-by-step credit research process, I try to find securities that have superior credit potential unrecognized by the market. If the research pays off, the fund should eventually realize some price appreciation.
Q. HAS THE MARKET ENVIRONMENT CHANGED IN THE LAST SIX MONTHS?
A. I think so. The biggest change is that now credit spreads are normal, relative to corporate bond credit spreads, which should reduce the extra return potential for high-yield real estate debt securities. Previously, investors used to get extra return for investing in these high-yield securities; more recently, participation in this market increased significantly as investors became aware of the extra return in this segment of the market, and the spreads have narrowed. Historically, the fund's good performance has resulted from a variety of factors, including being in the right market at the right time, and Fidelity's credit analysis. Now that the credit spreads are fair, future good performance is tied directly to superior credit analysis and security selection.
Q. HOW DOES YOUR OUTLOOK REFLECT THIS NEW ENVIRONMENT?
A. My overall outlook is positive but, over time, I believe the fund's performance will move closer to the high-yield market averages. However, with Fidelity's depth and breadth of resources, I anticipate that we'll continue to find the extra returns that are more difficult to find in this market, and I am confident that we'll produce good relative returns over time.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to provide high current income by
investing primarily in commercial
mortgage-backed securities, with an emphasis on lower-quality securities
START DATE: January 5, 1995
SIZE: as of May 31, 1997, more than $44 million
MANAGER: Mark Snyderman, since inception;
joined Fidelity in 1994
(checkmark)
REAL ESTATE HIGH INCOME
INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 0.6%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - 0.6%
LODGING & GAMING - 0.6%
American Skiing Co.
 12%, 7/15/06
 (Cost $248,782) B3 $ 250,000 $ 259,457
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bill, yield at date of purchase
 5.1616%, 6/26/97 (f)
 (Cost $104,626) -  105,000  104,626
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.5%
PRIVATE SPONSOR - 0.5%
DLJ Mortgage Acceptance Corp.
 Series 1996-T-D Class D,
 6.8716%, 9/29/23 (a)(e)
 (Cost $236,824) -  1,127,658  225,532
COMMERCIAL MORTGAGE SECURITIES - 88.4%
ACP Mortgage LP floater Series F,
 7.3861%, 2/28/28 (a)(e) B  2,046,811  1,700,105
American Southwest Financial Securities
 Series 1994-C2 Class B2,
 12.79%, 12/25/01 (a)(e) -  2,000,000  1,972,500
BKB Commercial Mortgage Trust
 Series 1997-C1 (a)(e):
  Class E, 8.9778%, 8/26/02 BB  1,173,600  1,117,121
  Class F, 8.9778%, 4/26/04 B  1,476,000  1,222,774
  Class G, 8.9778%, 4/27/09 CCC 1,141,500  513,675
  Class H, 8.9778%, 10/25/22 -  760,975  190,244
CBA Mortgage Corp.
 Series 1993-C1 Class E, 7.76%,
 12/25/03 (a)(e) Ba2  2,000,000  1,916,250
CS First Boston Mortgage Securities
 Corp. Series 1994-CFB1
 Class F, 6.48%, 1/25/28 (e) -  1,332,244  1,150,309
First Chicago /Lennar Trust I
 Series 1997-CHL1 Class E,
 8.106%, 4/1/39 (a) -  2,800,000  2,095,625
Merrill Lynch Mortgage
 Investments, Inc. Series 1994
 Class M1-E, 8.1549%,
 6/25/22 (a)(e) Ba2  1,500,000  1,466,250
Morgan Stanley Capital One, Inc.
 Series 1996-MBL1 Class E,
 8.661%, 5/25/21 (e) -  1,239,517  1,120,050
Nomura Asset Securities Corp.
 Series 1993-1 Class B3,
 6.68%, 12/15/03 (e) BB  3,300,000  2,607,516
Oregon Commercial Mortgage, Inc.
 Series 1995 Class E,
 9.9127%, 6/25/26 (a)(e) BB  3,000,000  2,943,750

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
Penn Mutual Life Insurance Co. (The)
 Series 1996-PML (e):
  Class L, 7.90%, 11/15/26 - $ 2,500,000 $ 1,071,250
  Class M, 7.90%, 11/15/26 -  5,862,000  1,028,195
Phoenix Real Estate Securities, Inc.
 Series 1993, Class D-1,
  8 1/4%, 11/25/23 (e) Ba2  2,000,000  1,935,580
Resolution Trust Corp.:
 floater Series 1991-M2 Class A1,
  7.0825%, 9/25/20 (a) Ba3  3,815,316  2,679,798
 Series 1995-C2 Class F,
  7%, 5/25/27 B1  1,928,880  1,778,767
SML, Inc. Series 1994-C1:
 Class B-3, 11.69%, 9/18/99 -  500,000  480,000
 Class C, 9.20%, 9/18/99 (d) -  1,600,000  1,200,000
Structured Asset Securities Corp.:
 Series 1992-M1 Class C,
  7.05%, 11/25/02 B2  2,200,000  1,979,656
 Series 1993-C1 Class E,
  6.60%, 10/25/24 (e) B  3,250,000  1,137,500
 Series 1995-C1 Class E,
  7 3/8%, 9/25/24 (e) BB  2,350,000  2,076,445
 Series 1996-CFL:
  Class G, 7 3/4%, 2/25/28 (e) -  3,450,000  2,927,649
  Class H, 7 3/4%, 2/25/28 Aaa  1,500,000  1,162,031
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $37,054,712)   39,473,040
COMPLEX MORTGAGE SECURITIES - 0.8%
INTEREST ONLY STRIPS - 0.8%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class X-1,
 1.4692%, 12/26/01 (a)(b)(e)
 (Cost $362,139) BBB  27,034,345  363,274
COMMON STOCKS - 2.9%
 SHARES
CONSTRUCTION & REAL ESTATE - 2.2%
REAL ESTATE - 1.9%
Echelon International Corp.   29,800  577,375
Trizec Hahn Corp. (sub-vtg.)  12,400  268,538
  845,913
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Ocwen Asset Investment Corp.   7,900  143,188
TOTAL CONSTRUCTION & REAL ESTATE   989,101
ENERGY - 0.7%
OIL & GAS - 0.7%
Getty Petroleum Corp.   17,600  294,800
TOTAL COMMON STOCKS
 (Cost $1,035,838)   1,283,901
NONCONVERTIBLE PREFERRED STOCKS - 2.3%
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - 2.3%
REAL ESTATE INVESTMENT TRUSTS - 2.3%
Walden Residential Properties, Inc.
 9.20% (Cost $996,025)  40,000 $ 1,020,000
CASH EQUIVALENTS - 4.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.54%, dated
 5/30/97 due 6/2/97  $ 1,938,895  1,938,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $41,976,946)  $ 44,667,830
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
70 U.S. Treasury Note
Futures Contracts June 97 $ 7,527,187 $ 14,678
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 16.9%
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
SML, Inc. Series 1994-C1
 Class C, 9.20%, 9/18/99 12/06/95 $ 1,064,500
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $28,685,969 or 64.5% of net assets.
6. Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $104,626. OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 2.6% AAA, AA, A  2.6%
Baa 0.0% BBB  0.8%
Ba 18.0% BB  23.9%
B 9.0% B  15.3%
Caa 0.0% CCC  1.7%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 30.2%. FMR has determined that unrated debt securities that are lower quality account for 30.2% of the total value of investment in securities.
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $41,976,946. Net unrealized appreciation aggregated $2,690,884, of which $3,182,811 related to appreciated investment securities and $491,927 related to depreciated investment securities.
REAL ESTATE HIGH INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (including repurchase agreements of $1,938,000) (cost $41,976,946) - See          $ 44,667,830
accompanying schedule

Cash                                                                                                                  1,172,469

Dividends receivable                                                                                                  2,875

Interest receivable                                                                                                  389,400

 TOTAL ASSETS                                                                                                         46,232,574

LIABILITIES

Payable for investments purchased                                                                      $ 1,707,704

Accrued management fee                                                                                  27,068

Payable for daily variation on                                                                          37,188
futures contracts

Other payables and accrued expenses                                                                     18,177

 TOTAL LIABILITIES                                                                                                    1,790,137

NET ASSETS                                                                                                           $ 44,442,437

Net Assets consist of:

Paid in capital                                                                                                      $ 37,913,080

Undistributed net investment income                                                                                   81,067

Accumulated undistributed net                                                                                         3,742,728
realized gain (loss) on investments

Net unrealized appreciation (depreciation) on investments                                                             2,705,562

NET ASSETS, for 3,837,178 shares outstanding                                                                         $ 44,442,437

NET ASSET VALUE, offering price                                                                                       $11.58
and redemption price per share ($44,442,437 (divided by) 3,837,178 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INVESTMENT INCOME                                                                $ 21,795
Dividends

Interest                                                                          2,370,906

 TOTAL INCOME                                                                     2,392,701

EXPENSES

Management fee                                                     $ 166,114

Transfer agent fees                                                 4,793

Accounting fees and expenses                                        30,194

Non-interested trustees' compensation                               252

Custodian fees and expenses                                         2,635

Audit                                                               24,811

Legal                                                               869

Miscellaneous                                                       142

 Total expenses before reductions                                   229,810

 Expense reductions                                                 (2,962        226,848
                                                                   )

NET INVESTMENT INCOME                                                             2,165,853

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              4,597,117

 Futures contracts                                                  204,108       4,801,225

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (1,771,760
                                                                   )

 Futures contracts                                                  34,108        (1,737,652
                                                                                 )

NET GAIN (LOSS)                                                                   3,063,573

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 5,229,426


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   SIX MONTHS     YEAR ENDED
                                    ENDED          NOVEMBER 30,
                                    MAY 31, 1997   1996
                                    (UNAUDITED)




Operations                                                                                            $ 2,165,853    $ 6,658,628
Net investment income

 Net realized gain (loss)                                                                              4,801,225      4,273,403

 Change in net unrealized appreciation (depreciation)                                                  (1,737,652     1,294,036
                                                                                                      )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       5,229,426      12,226,067

Distributions to shareholders                                                                          (3,822,182     (6,461,049
From net investment income                                                                            )              )

 From net realized gain                                                                                (2,664,180     (1,264,154
                                                                                                      )              )

 TOTAL DISTRIBUTIONS                                                                                  (6,486,362     (7,725,203
                                                                                                     )              )

Share transactions                                                                                     6,243,127      17,100,001
Net proceeds from sales of shares

 Reinvestment of distributions                                                                         768,165        2,766,715

 Cost of shares redeemed                                                                              (19,008,500    (39,100,000
                                                                                                      )              )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                              (11,997,208    (19,233,284
                                                                                                      )              )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                              (13,254,144    (14,732,420
                                                                                                      )              )

NET ASSETS

 Beginning of period                                                                                   57,696,581     72,429,001

 End of period (including undistributed net investment income of $81,067 and $1,737,396, respectively)$ 44,442,437   $ 57,696,581

OTHER INFORMATION
Shares

 Sold                                                                                                  557,115        1,569,711

 Issued in reinvestment of distributions                                                               66,392         254,411

 Redeemed                                                                                              (1,656,814     (3,513,383
                                                                                                      )              )

 Net increase (decrease)                                                                               (1,033,307     (1,689,261
                                                                                                      )              )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          SIX MONTHS     YEAR ENDED     JANUARY 5, 1995
                          ENDED          NOVEMBER 30,   (COMMENCEMENT
                          MAY 31, 1997                  OF OPERATIONS) TO
                                                        NOVEMBER 30,

SELECTED PER-SHARE DATA   (UNAUDITED)    1996           1995


Net asset value, beginning of period                                $ 11.850     $ 11.040   $ 10.000

Income from Investment Operations                                    .550 D       .950 D     .922
Net investment income

 Net realized and unrealized gain (loss)                             .761         .970       1.045

 Total from investment operations                                    1.311        1.920      1.967

Less Distributions

 From net investment income                                          (.941)       (.930)     (.837)

 In excess of net investment income                                  -            -          (.090)

 From net realized gain                                              (.640)       (.180)     -

 Total distributions                                                 (1.581)      (1.110)    (.927)

Net asset value, end of period                                      $ 11.580     $ 11.850   $ 11.040

TOTAL RETURN B, C                                                    12.35%       18.71%     20.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 44,442     $ 57,697   $ 72,429

Ratio of expenses to average net assets                              1.03% A      .91%       1.09% A

Ratio of expenses to average net assets after expense reductions     1.02% A,     .90% E     1.09% A
                                                                    E

Ratio of net investment income to average net assets                 9.69% A      8.72%      9.14% A

Portfolio turnover rate                                              70% A        53%        49% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned and dividend income is recorded on the ex-dividend date.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities and futures and options transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $1,200,000 or 2.7% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $15,248,253 and $25,323,262, respectively.
The market value of futures contracts opened and closed during the period amounted to $7,541,865 and $8,141,306, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .74% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets. ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,627 and $335, respectively, under these arrangements.
6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of the total outstanding shares of the fund.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES